Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share
7. Earnings per share
	2022	2021	2020

Net income attributable to shareholders of Novartis AG (USD millions)	6 955	24 021	8 072

Number of shares (in millions)
Weighted average number of shares outstanding used in basic earnings per share	2 181	2 243	2 277

Adjustment for vesting of restricted shares, restricted share units and dilutive shares from options	16	17	19

Weighted average number of shares in diluted earnings per share	2 197	2 260	2 296

Basic earnings per share (USD)	3.19	10.71	3.55

Diluted earnings per share (USD)	3.17	10.63	3.52

Basic earnings per share (EPS) is calculated by dividing net income attributable to shareholders of Novartis AG by the weighted average number of shares outstanding in a reporting period. This calculation excludes the average number of issued shares purchased by the Group and held as treasury shares.
For diluted EPS, the weighted average number of shares outstanding is adjusted to assume the vesting of all restricted shares, restricted share units, and the conversion of all potentially dilutive shares arising from options on Novartis shares that have been issued.
No options were excluded from the calculation of diluted EPS in 2022, 2021 or 2020, as all options were dilutive in all years.